Exhibit 10.13

October 15, 2015
NF II Columbus, LLC
1000 Aguajito, LLC
Noble I Boston-Waltham, LLC
Noble I Birmingham, LLC
Noble I/HY Atlanta, LLC
Noble PHY Minneapolis, LLC
Noble PHY Fairlawn, LLC
Noble I/HY Princeton, LLC
Noble PHY FW Cityview, LLC
Noble I/HY FW Hurst, LLC
Noble I Boston, LLC
Noble I Schaumburg, LLC
Noble PHY Atlanta Overton Park, LLC
Noble I Atlanta OP Land Co, LLC
(each a "Seller", and collectively, "Sellers")
do Noble Investment Group 2000 Monarch Tower
3424 Peachtree Road, NE Atlanta, GA 30326
Attention: Mr. Mark K. Rafuse
Re:    Certain Hotel Purchase and Sale Agreements between American Realty Capital
Hospitality Portfolio NBL, LLC, a Delaware limited liability company, as "Buyer," and each of the Sellers listed above, as "Sellers"
Reference is hereby made to each of those certain Hotel Purchase and Sale Agreements entered into between Buyer and each applicable Seller as of June 15, 2015 (collectively, as amended, the "Purchase Agreements"), and that certain letter agreement entered into between Buyer and Sellers as of June 15, 2015 in connection with the Purchase Agreements, as amended by that certain side letter dated as of July 15, 2015 (as amended, the "Side Letter"). Any capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Purchase Agreements.

As described on Schedule 1 to the Side Letter, the Properties (as defined in the Side Letter) which comprise Tranche 1 are scheduled to be purchased from the applicable Sellers by Buyer on November 2, 2015. Sellers and Buyer hereby agree that (i) the Closing Date for Courtyard Columbus Downtown and Hyatt House Cobb Galleria (the "Tranche 1-B Properties") shall be extended until December 2, 2015 as reflected on Schedule 1 attached hereto and made a part hereof, and (ii) Schedule 1 to the Side Letter shall be deleted and replaced in its entirety with the attached new Schedule 1. For the avoidance of doubt, the extension of the scheduled Closing Date for the Tranche 1-B Properties shall not be construed as Buyer's exercise of its extension rights with respect to Tranche 2 and Tranche 3 as further provided for in Section 4 of the Side Letter, and Buyer's rights thereunder shall remain in full force and effect. Sellers and Buyer further agree that the $8,000,000 of the Deposits intended to be applied against the Purchase Price at the Tranche 1 Closing (as provided for in Section 4 of the Side Letter) shall be applied on a pro-rata basis among the Properties being acquired as of the Tranche 1 Closing Date and the Tranche 1-B Properties scheduled to be acquired as of the Tranche 1-B Closing Date, and applied on a pro-rata basis between the Properties being acquired on each such Closing Date, in each case, based on the final allocation of the Purchase Prices for such Properties as set forth on Schedule 2 attached hereto and made a part hereof (as may be updated by the parties hereto), and the remainder of such $8,000,000 after the pro-rata application on the Tranche 1 Closing Date shall be applied to the purchase of the Tranche 1-B Properties as of the Tranche 1-B Closing Date. By way of example, using the Purchase Prices for the Properties set forth on Schedule 2, $3,600,000 of the Deposits shall be applied to the Purchase Price for the Properties being acquired as of the Tranche 1 Closing Date, and the remaining $4,400,000 shall be applied to the Purchase Price for the Tranche 1-B Properties as of the Tranche 1-B Closing Date.

In accordance with Section 3.2 of the Purchase Agreements, Sellers and Buyer have agreed to the Allocation (among the Real Property and Personal Property) as set forth on Schedule 2 attached hereto and made a part hereof Further, in accordance with the terms and provisions of the Side Letter, Sellers and Buyer have agreed to the application of a $1,537,500 credit which shall be applied against the Purchase Price for each Property at the applicable Closing on a pro-rata basis as set forth on Schedule 3 attached hereto and made a part hereof.
As Sellers are aware, affiliates of Buyer have entered into separate contracts with Summit Hotel Properties and Wheelock Street Capital to purchase a portfolio of hotels from each such seller (and their affiliates). Buyer covenants and agrees that it will not, or cause its affiliates to, accelerate the scheduled closing dates for the purchase of any of the hotels in the Summit portfolio or the Wheelock portfolio to the period between the scheduled Tranche 1 Closing Date (i.e., November 2, 2015) and the scheduled Tranche 1-B Closing Date (i.e., December 2, 2015), except that Buyer (and its affiliates) may purchase the Wheelock portfolio on the scheduled closing date of December 1, 2015.

Except as modified hereby, the Purchase Agreements and the Side Letter shall remain in full force and effect, and as modified hereby, the Purchase Agreements and the Side Letter are ratified and confirmed in all respects. To the extent there is any conflict between the terms of this letter agreement and the Purchase Agreements and/or the Side Letter, the terms of this letter agreement shall govern.
This letter agreement may be executed in one or more counterparts, each of which shall constitute an original and all of which when taken together shall constitute one and the same instrument. An executed facsimile or .pdf of this letter agreement may be relied upon as having, and shall be deemed to have, the same force and effect as an original.

Should the terms of this letter agreement be acceptable to you, please confirm your agreement to same by acknowledging below and returning a countersigned copy.
Sincerely,
Buyer:
American Realty Capital Hospitality Portfolio NBL, LLC, a Delaware limited liability company

By: /s/ Paul C. Hughes
Name: Paul C. Hughes
Title: Authorized Signatory

Sellers:

NF II COLUMBUS, LLC, a Delaware
limited liability company

By: /s/ Mark K. Rafuse
Name: Mark K. Rafuse
Title: Vice President

1000 AGUAJITO, LLC, a Delaware
limited liability company

By: /s/ Mark K. Rafuse
Name: Mark K. Rafuse
Title: Vice President

NOBLE I BOSTON-WALTHAM, LLC, a
Delaware limited liability company

By: /s/ Mark K. Rafuse

Name: Mark K. Rafuse
Title: Vice President

NOBLE I BIRMINGHAM, LLC, a Delaware
limited liability company

By: /s/ Mark K. Rafuse
Name: Mark K. Rafuse
Title: Vice President

NOBLE I/HY ATLANTA, LLC, a Delaware
limited liability company

By: /s/ Mark K. Rafuse
Name: Mark K. Rafuse
Title: Vice President

NOBLE I SCHAUMBURG, LLC,
a Delaware limited liability company
By:    Noble I Schaumburg Manager, Inc., its
Manager

By: /s/ Mark K. Rafuse
Name: Mark K. Rafuse
Title: Vice President

NOBLE I/HY MINNEAPOLIS, LLC, a
Delaware limited liability company

By: /s/ Mark K. Rafuse
Name: Mark K. Rafuse
Title: Vice President

NOBLE I/HY FAIRLAWN, LLC, a Delaware
limited liability company

By: /s/ Mark K. Rafuse
Name: Mark K. Rafuse
Title: Vice President

NOBLE I/HY PRINCETON, LLC, a Delaware
limited liability company

By: /s/ Mark K. Rafuse
Name: Mark K. Rafuse
Title: Vice President

NOBLE I/HY FW CITYVIEW, LLC, a Delaware
limited liability company

By: /s/ Mark K. Rafuse
Name: Mark K. Rafuse
Title: Vice President

NOBLE I/HY FW HURST, LLC, a Delaware
limited liability company

By: /s/ Mark K. Rafuse
Name: Mark K. Rafuse
Title: Vice President

NOBLE I/HY ATLANTA OVERTON PARK, LLC, a Delaware
limited liability company

By: /s/ Mark K. Rafuse
Name: Mark K. Rafuse
Title: Vice President

NOBLE I ATLANTA OP LAND CO, LLC, a
Georgia limited liability company

By: /s/ Mark K. Rafuse
Name: Mark K. Rafuse
Title: Vice President

NOBLE I/HY BOSTON, LLC,
a Delaware limited liability company

By: /s/ Mark K. Rafuse
Name: Mark K. Rafuse
Title: Vice President

SCHEDULE 1
Description of Purchase Agreements and Closing Tranche

	PROPERTY NAME	CITY, STATE	CLOSING TRANCHE
1.	Courtyard Columbus Downtown	Columbus, OH	Tranche 1-B
2.	Hyatt House Cobb Galleria	Atlanta, GA	Tranche 1-B
3.	Hilton Garden Inn Monterey	Monterey, CA	Tranche 1
4.	Hyatt Place Chicago/Schaumburg	Schaumburg, IL	Tranche 1
5.	Hilton Birmingham Perimeter Park	Birmingham, AL	Tranche 2
6.	Hilton Garden Inn Boston Waltham	Waltham, MA	Tranche 3
7.	Hyatt House Boston Waltham	Waltham, MA	Tranche 3
8.	Hyatt Place Princeton	Princeton, NJ	Tranche 2
9.	Hyatt Place Atlanta Perimeter	Atlanta, GA	Tranche 2
10.	Hyatt Place Paramus Fair Lawn	Fair Lawn, NJ	Tranche 3
11.	Hyatt Place Fort Worth/Cityview	Fort Worth, TX	Tranche 2
12.	Hyatt Place Fort Worth/Cityview	Fort Worth, TX	Tranche 2
13.	Hyatt Place Minneapolis	Eden Prairie, MN	Tranche 2

SCHEDULE 2

SCHEDULE 3
Allocation of Seller Credits to Buyer at Closing
Noble Portfolio
Purchase Price Allocations and Seller Credits
($ Millions)

Properties closing 11/02 and 12/2/2015	Seller Credit to Buyer Closing Costs
Hilton Garden Inn Monterey	$ (0.1871)
Court and Columbus Downtown	$ (0.1563)
Hyatt House Atlanta Cobb Galleria	$ (0.1461)
Hyatt Place Chicago Schaumburg	$ (0.0620)
Sub-total Tranche I	$ (0.5515)
Tranche II	Seller Credit to Buyer Closing Costs
Hilton Birmingham Perimeter Park	$ (0.0630)
Hyatt Place Atlanta Perimeter Center	$ (0.0564)
Hyatt Place Minneapolis Eden Prairie	$ (0.1007)
Hyatt Place Fort Worth Cityview	$ (0.0930)
Hyatt Place Fort Worth Hurst	$ (0.0991)
Hyatt Place Princeton	$ (0.1052)
Sub-total Tranche II	$ (0.5174)
Tranche III	Seller Credit to Buyer Closing Costs
Hyatt Place Paramus Fair Lawn	$ (0.1277)
Hilton Garden Inn Boston Waltham	$ (0.1932)
Hyatt House Boston Waltham	$ (0.1476)
Sub-total Tranche III	$ (0.4686)
Grand Total	$ (1.5375)